Filed by Rockwell Collins, Inc.
pursuant to Rule 425 under the Securities Act of 1933
and deemed filed pursuant to Rule 14a-12
under the Securities Exchange Act of 1934
Filer: Rockwell Collins, Inc.
Subject Company: B/E Aerospace, Inc.
SEC File No.: 0-18348
SEC File No. of
Registration Statement on Form S-4 filed by
Rockwell Collins, Inc.: 333-214774
Date: January 10, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 4, 2017

Rockwell Collins, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16445	52-2314475
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

400 Collins Road NE
Cedar Rapids, Iowa		52498
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (319) 295-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

Election of Directors: On January 4, 2017, Rockwell Collins, Inc.'s (the "Corporation") Board of Directors approved, effective upon the closing of the acquisition (the “Acquisition”) of B/E Aerospace, Inc., the appointment of the following new directors:

Richard G. Hamermesh to hold office as a Class I director until the Corporation's 2020 Annual Meeting of Shareowners and

John T. Whates to hold office as a Class II director until the Corporation’s 2018 Annual Meeting of Shareowners.

The Board of Directors also approved an increase in the size of the Board of Directors from nine to eleven, effective upon the closing of the Acquisition. Mr. Hamermesh has been appointed, effective upon the closing of the Acquisition, to serve on the Corporation’s Audit Committee. Mr. Whates has been appointed, effective upon the closing of the Acquisition, to serve on the Corporation’s Corporate Strategy and Finance Committee.

Messrs. Hamermesh and Whates currently serve on the Board of Directors of B/E Aerospace, Inc. The Board of Directors determined that each of Messrs. Hamermesh and Whates meets the independence requirements of the New York Stock Exchange, applicable law and the Corporation. Neither Mr. Hamermesh nor Mr. Whates is a party to any transaction with the Corporation or any of its subsidiaries in which the amount involved exceeds $120,000 and in which he has a direct or indirect material interest.

These appointments were made as contemplated by the Agreement and Plan of Merger, dated as of October 23, 2016, by and among the Corporation, Quarterback Merger Sub Corp. and B/E Aerospace, Inc., a copy of which was filed as Exhibit 2.1 to the Corporation’s Form 8-K filing on October 27, 2016. In the event the closing of the Acquisition does not occur, the Board of Directors and related committee appointments of Messrs. Hamermesh and Whates will not be effective and the size of the Board of Directors will not be increased.

Messrs. Hamermesh and Whates will be entitled to compensation as independent directors as disclosed in Exhibit 10-s-1 to the Corporation’s Form 10-K for the year ended September 30, 2016.

FORWARD-LOOKING STATEMENTS
This communication contains statements, including statements regarding certain projections, business trends, and the proposed acquisition of B/E Aerospace that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to the risk that one or more closing conditions to the acquisition of B/E Aerospace, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the shareholders of each of B/E Aerospace and Rockwell Collins may not be obtained; risk of an occurrence of any event that could give rise to termination of the merger agreement; risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the contemplated merger or result in significant costs of defense, indemnification and liability as well as other risks and uncertainties, including but not limited to those detailed herein and from time to time in our Securities and Exchange Commission filings. These forward-looking statements are made only as of the date hereof and the company assumes no obligation to update any forward-looking statement.

NO OFFER OR SOLICITATION
This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It
In connection with the proposed transaction, Rockwell Collins has filed with the SEC a registration statement on Form S-4 (SEC File No. 333-214774) that includes a preliminary joint proxy statement/prospectus of Rockwell Collins and B/E Aerospace and other documents related to the proposed transaction. These materials are not yet final and will be amended. The registration statement has not been declared effective by the SEC. After the registration statement is declared effective by the SEC, Rockwell Collins and B/E Aerospace will each file with the SEC a definitive joint proxy statement/prospectus and other documents with respect to the proposed transaction and a definitive joint proxy statement/prospectus will be mailed to stockholders of Rockwell Collins and B/E Aerospace. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE JOINT PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS OR SUPPLEMENTS TO THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED BY ROCKWELL COLLINS OR B/E AEROSPACE WITH THE SEC BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by Rockwell Collins and/or B/E Aerospace through the website maintained by the SEC at www.sec.gov. Investors and security holders will also be able to obtain free copies of the documents filed by Rockwell Collins with the SEC on Rockwell Collins’ internet website at http://www.rockwellcollins.com or by contacting Rockwell Collins’ Investor Relations at Rockwell Collins, 400 Collins Rd. NE, Cedar Rapids, IA 52498 or by calling (319) 295-7575. Investors and security holders will also be able to obtain free copies of the documents filed by B/E Aerospace with the SEC on B/E Aerospace’s internet website at http://www.beaerospace.com or by contacting B/E Aerospace’s Investor Relations at B/E Aerospace, Inc., 1400 Corporate Center Way, Wellington, FL or by calling (561) 791-5000.

PARTICIPANTS IN THE SOLICITATION
Rockwell Collins, B/E Aerospace, their respective directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the directors and executive officers of Rockwell Collins is contained in Rockwell Collins’ proxy statement for its 2017 annual meeting of stockholders, filed with the SEC on December 15, 2016. Information regarding the directors and executive officers of B/E Aerospace is contained in B/E Aerospace’s proxy statement for its 2016 annual meeting of stockholders, filed with the SEC on April 28, 2016. These documents can be obtained free of charge from the sources indicated above. Other information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the preliminary joint proxy statement/prospectus filed with the SEC.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROCKWELL COLLINS, INC.
(Registrant)

Dated:	January 10, 2017	By	/s/ Robert J. Perna
Robert J. Perna
Senior Vice President,
General Counsel and Secretary